Organization and Operations	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Operations
1. ORGANIZATION AND OPERATIONS
Silicon Motion Technology Corporation (“SMTC”, collectively with its subsidiaries the “Company”) is the global leader in supplying NAND flash controllers for solid state storage devices. The Company supply more SSD controllers than any other company in the world for servers, PCs and other client devices and are the leading merchant supplier of eMMC and UFS embedded storage controllers used in smartphones, IoT devices and other applications. The Company also supply customized high-performance hyperscale data center and specialized industrial and automotive SSD solutions. Our customers include most of the NAND flash vendors, storage device module makers and leading OEMs. For further information on Silicon Motion, visit us at www.siliconmotion.com.